OTR EXPRESS, INC.

804 N. Meadowbrook Drive
Olathe, Kansas 66062

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 20, 2004

TO ALL STOCKHOLDERS:

You are cordially invited to attend the Special Meeting of Stockholders
(the "Special Meeting") of OTR Express, Inc. (the "Company") to be held on Saturday, November 20, 2004, at 12:00 p.m., Kansas City time, at the Embassy Suites Hotel, 7640 NW Tiffany Springs Pkwy, Kansas City, Missouri, for the following purposes:

     (1) To elect six directors to serve until the 2005 Annual Meeting of stockholders or until their successors are Duly elected and qualified;

     (2) To ratify the proposal to re-register the company's securities with the Securities and Exchange Commission;


      Holders of record of the Company's Common Stock, $.01 par value, as of the close of business on September 30, 2004, will be entitled to notice of and to vote at the Special Meeting and any adjournment thereof.


Dated: September 24, 2004.

     IMPORTANT----YOUR PROXY AND A RETURN ENVELOPE ARE ENCLOSED

     You are urged to sign, date and mail your proxy even though you may plan to attend the Special Meeting. No postage is required if your proxy is mailed in the United States in the enclosed return envelope.

     If you attend the Special Meeting, you may vote by proxy or you may withdraw your proxy and vote in person. by returning your proxy promptly, a quorum will be assured at the Special Meeting, which will prevent costly follow-up and delays.

OTR EXPRESS, INC.

804 N. Meadowbrook Drive
Olathe, Kansas 66062



SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD November 20, 2004

PROXY STATEMENT

     The proposals in the accompanying form of proxy (the "Proxy") are solicited by Douglas W. Palme, Inc. for use at the Special Meeting of Stockholders (the "Special Meeting") to be held on Saturday,
November 20, 2004, at 12:00 p.m., Kansas City time, at the Embassy
Suites Hotel, 7640 NW Tiffany Springs Pkwy, Kansas City, Missouri 64153, and any adjournment or postponement thereof. This Proxy Statement is being mailed or given to stockholders on or about October 10, 2004.

Proxies.

	Shares represented by a duly executed proxy received prior to the Special Meeting will be voted at the Special Meeting. If a stockholder specifies a choice on a duly executed proxy with respect to any matter to be acted upon, the shares will be voted in accordance with the choices specified in the proxy with respect to the proposals described in this Proxy Statement. If a duly executed proxy is returned but no voting choice is specified, the shares represented by the proxy will be voted in favor of the proposals set forth in this Proxy Statement. None of the proposals are related to or conditioned on the approval of any other proposal.

	Any person delivering a duly executed proxy has the power to revoke it at any time before it is voted by delivering to the Secretary of the Special Meeting either (i) a written notice of revocation or (ii) a properly executed later-dated proxy with different voting instructions, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not, by itself, constitute the revocation of a proxy.

Other Matters.

	Douglas W. Palme does not intend to present any matter at the Special Meeting except as indicated herein, and presently knows of no other matter to be presented at the Special Meeting. Should any other matters properly come before the Special Meeting, the persons named in the Proxy will vote the Proxy in accordance with their judgment of the best interests of the Company on such matters.

Solicitation and Expense.

	Douglas W. Palme will bear all the costs of solicitation of proxies and preparing, assembling, printing and mailing the Proxy Statement, the proxy and additional materials which may be furnished to stockholders. In addition to the use of the mails, proxies may be solicited by personal contact, telephone, facsimile or telegraph by Douglas W. Palme or any person that he so designates.

Voting.

	Only stockholders of record of the Company's common stock, $.01 par value (the "Common Stock"), at the close of business on September 30, 2004 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting. As of August 31, 2003, the Company had 1,782,022 shares of Common Stock outstanding and entitled to vote at the Special Meeting. Each holder of Common Stock is entitled to one vote per share on each matter to properly come before the Special Meeting, except for the election of directors, in which case each stockholder shall have the right to cumulatively vote such stockholder's shares. Cumulative voting entitles each stockholder to cast as many votes in the aggregate as shall equal the number of shares held by such stockholder multiplied by the number of directors to be elected. The stockholder may cast the whole number of such votes for one nominee or distribute the votes among two or more nominees. If a duly executed proxy is returned but no voting requirement is specified, the shares represented by the Proxy may be cumulated and will be voted FOR Douglas W. Palme's nominees for directors in the Proxy's discretion.

     Provided a quorum is present, the affirmative vote of (a) a plurality of the votes cast by the holders of the Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote is required for the election of directors and (b) a majority of the votes cast by the holders of the Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote is required for the approval and ratification of the proposal for re-registration of the company's securities with the Securities and Exchange Commission. Stockholders do not have any dissenters' rights of appraisal in connection with any of the matters to be voted upon. Votes that are cast against the proposal are counted both for purposes of determining the presence or absence of a quorum for the transaction of business and for purposes of determining the total number of votes cast on a given proposal. Abstentions are counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast on a given proposal, and therefore will have the same effect as a vote against a given proposal. Shares held by a broker in "street name" and for which the beneficial owner of such shares has not executed and returned to such broker a proxy card indicating voting instructions may be voted on a discretionary basis by such broker with respect to the election of directors and ratification of the re-registration proposal.


The Company.

	The Company's principal executive office is located at 804 N. Meadowbrook Drive, Olathe, Kansas 66062.

                STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                             AND MANAGEMENT

     The following table sets forth the beneficial ownership of the Company's voting securities (the "Common Stock") as of September 24, 2004 by each person and group known to Douglas W. Palme to be the beneficial owner of more than 5% of the Common Stock.
     Name and Address of      Amount and Nature of
      Beneficial Owner       Beneficial Ownership(1)      Percent of Class(1)
  Douglas W. Palme
     4124 Clearwater Lane
     Springfield, IL 62703              178,800                  10.03%(1)

(FN1) Calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Nature of beneficial ownership of shares of Common Stock is direct unless indicated otherwise by footnote. Beneficial ownership as shown in the table arises from sole voting power and sole investment power unless otherwise indicated by footnote.





(The remainder of this page has been left blank intentionally.)

PROPOSAL ONE:
ELECTION OF DIRECTORS

     The number of directors constituting the Board of Directors has been fixed at six, with one member a non-voting member. The Articles of Incorporation of the Company divide the Board of Directors into three classes of directors, as nearly equal in number as possible, who serve staggered terms. The term of office of one class of directors expires each year in rotation so that one class is elected at each Annual Meeting of Stockholders for a full three-year term.


Nominees.

	The following table contains certain information concerning each of the individuals nominated by Douglas W. Palme for election as a Director at the 2004 Special Meeting. Each Director to be elected at the 2004 Special Meeting will serve until the Annual Meeting of Stockholders in 2005 or until his successor is elected and qualified. Shares represented by a signed, dated and returned Proxy may be cumulated, in Mr. Palme's discretion, and will be voted, unless otherwise indicated, for the election of the six nominees for Director named below. In the unanticipated event that any nominee should become unavailable, Mr. Palme, in his discretion, may designate a substitute nominee, in which event such shares will be cumulated, in Mr. Palme's discretion, and will be voted FOR such substitute nominee. Mr. Palme recommends a vote for the election of the six nominees for Director named below.

   Name of Nominee                            Principal Occupation for Last
   for Director        Age                    Five Years and Directorships Held
_______________________________________________________________________________

Mr. Jeff Ferguson      33                     Mr. Ferguson has spent the past
					      seven years working as an
        				      independent logistics agent
					      in the Kansas City metro area.
					      His experience is related to JIT
					      (Just in Time) freight,
					      air-freight shipments,
					      and temperature controlled
					      freight.

Ms. Stevee Ashlock     44		      Ms. Ashlock is the President and
					      CEO of StoneyBrook Productions,
					      an Atlanta based public relations
					      firm.

Mr. James T. Glackin   34		      Mr. Glackin is currently an Assistant
					      Attorney General for the State of
					      Kansas.  Prior to his joining the
					      Attorney Generals office, Mr. Glackin
					      was in private practice. Mr. Glackin
					      is nominated as a non-voting director.

Mr. Mark Lemelin       45		      Mr. Lemelin is currently employed as an
					      independent freight forwarder in Denver,
					      Colorado.  Prior to his employment as an
					      independent freight forwarder, Mr. Lemelin
					      spent 15 years working in a variety of
					      operational positions in the transportation
					      industry.

Mr. Devin Schrad       33		      Mr. Schrad currently owns a software
					      development company in Des Moines, IA.
					      Mr. Schrad has 12 years of both operations
					      and customer service experience in the
					      transportation industry.

Mr. Douglas W. Palme   44		      Mr. Palme has over 22 years of direct
					      transportation experience. Mr. Palme is
					      currently employed in the private sector
					      as the CIO of a gas and welding distributor.



(The remainder of this page has been left blank intentionally.)

     Meetings of Board of Directors and Committees. The business and affairs of the Company are managed by its Board of Directors. The Board will establish a Governance Committee, an Audit Committee, a Compensation Committee, and an Investor and Public Relations ("IR/PR") Committee. The entire Board of Directors acts as the nominating committee exclusively responsible for selecting candidates for election as directors. The Governance Committee's primary responsibility is to provide the organization framework and guidance for the affairs of the Board of Directors. The Audit Committee's responsibilities include making recommendations to the Board of Directors of the firm to be engaged to audit the Company and reviewing with the independent auditors the plan for, and results of, the auditing engagement and the Company's internal accounting controls. The Compensation Committee is responsible for reviewing and approving the salaries and classifications of the Company's executive officers and other significant employees and the Company's personnel policies and administering the Company's stock option plans.
The IR/PR Committee's responsibilities include creating oversight policies for investor and public relations objectives.

     Compensation Committee Interlocks and Insider Participation.
The Compensation Committee will consist entirely of non-employee Directors of the Company.




(The remainder of this page has been left blank intentionally.)

                              PROPOSAL TWO:
                    RE-REGISTRATION OF SECURITIES

     	On June 6, 2001, the company filed with the Securities and Exchange Commission FORM 15 providing certification and notice for the termination of its securities under Section 12(g) of The Securities Exchange Act of 1934 and suspension of duty to file reports under Section 13 and 15d of The Securities Exchange Act of 1934.

       Although the number of shareholders of record as of September 24, 2004 is 254; we believe that it is in the best interests of our shareholders and the promotion of corporate governance, for the company to re-register its securities with the Securities and Exchange Commission.

       All of the nominees are in agreement that OTR Express, Inc. should not only meet the letter of the law as it pertains to corporate governance and reporting requirements, but the company should go beyond what is required as it pertains to flings and providing its shareholders with as much information as is possible regarding company performance.

       The nominees have all agreed that for the purposes of meeting the foregoing statement, no member of the board or executive personnel should make any trade, sale, or exercise any stock option without first presenting such request to the board of directors committee on Investor and Public Relations for approval.


       "RESOLVED, that the Board of Directors file as soon as is practical with the Securities and Exchange Commission the necessary forms, schedules and other documents providing for the re-registration of its securities and hereby is, ratified."



MISCELLANEOUS

  	Stockholder Proposals. In the event any stockholder intends to present a proposal at the next annual meeting of Stockholders to be held in 2005, such proposal must be received by the Secretary of the Company, in writing, on or before December 1, 2004, to be considered for inclusion in the Company's proxy statement relating to the next annual meeting of Stockholders.


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY.


							    /s/ Douglas W. Palme
							    ____________________
		                                                DOUGLAS W. PALME



Dated: September 24, 2004